Exhibit No. 99


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                             WFMBS MORTGAGE LOAN POOL
                 20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                          RELO & NON-RELOCATION MORTGAGES
                                WFMBS SERIES 2003-M
                             POOL PROFILE (10/07/2003)

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                                          10/1 POOL              Tolerance
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AGGREGATE PRINCIPAL BALANCE              $1,000,526,091             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Nov-03                    N/A
INTEREST RATE RANGE                        4.25 - 6.375                    N/A
GROSS WAC                                        5.040%          (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                       25.0 or 37.5 bps
MASTER SERVICING FEE                            1.0 bps on Securitization only
WAM (in months)                                     357          (+/- 2 months)

WALTV                                               63%           (maximum +6%)

CALIFORNIA PERCENT                                  60%           (maximum +6%)
SINGLE LARGEST ZIP CODE PERCENT                      1%          (maximum  +3%)

AVERAGE LOAN BALANCE                           $464,281      (maximum +$50,000)
LARGEST INDIVIDUAL LOAN BALANCE                $748,194    (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                          17%          (maximum  +6%)

PRIMARY RESIDENCE PERCENT                           96%           (minimum -6%)

SINGLE FAMILY DETACHED PERCENT                      91%           (minimum -6%)

FULL DOCUMENTATION PERCENT                          51%           (minimum -6%)

WA FICO                                             736           (minimum -10)

UNINSURED > 80% LTV PERCENT                          0%           (maximum +4%)

RELOCATION PERCENT                                 3.0%           (minimum -2%)

GROSS MARGIN                                     2.750%           (+ / - 5 bps)

GROSS LIFECAP                                   10.040%          (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                              118        (+ / - 3 months)

INTEREST ONLY PERCENT                                0%          (maximum  +6%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                          WFMBS MORTGAGE LOAN POOL
                             20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                      RELO & NON-RELOCATION MORTGAGES
                                            WFMBS SERIES 2003-M
                                            PRICING INFORMATION
                                         POOL PROFILE (10/07/2003)
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
COLLATERAL                                All Mortgage Loans will Index off the One Year CMT.
                                    None of the Mortgage Loans have a convertibility feature.
            Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                               Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                           TBD by Wells Fargo

PASS THRU RATE                                            Net WAC or Ratio Stripped/Variable

STRUCTURE                                               TO CONFORM TO WFMBS 2002-B or 2003-H
                                                                       EXCEPT AS NOTED BELOW
                                (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             28-Oct-03              9:00 AM

PRICING DATE

SETTLEMENT DATE                                                                    14-Nov-03

ASSUMED SUB LEVELS                                                         Rating Agency         AGG Level
Levels and Rating Agencies for                                  AAA         Moody's/S&P          2.45%
2003-L to be determined by                                       AA             S&P              0.95%
Wells Fargo                                                       A             S&P              0.60%
                                                                BBB             S&P              0.35%
                                                                 BB             S&P              0.25%
                                                                  B             S&P              0.15%

                                                          Note:  AAA Class will be rated by two rating agencies.
                                                          AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2003-L structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Gretchen Markley (301) 846-8356
                                               Mike Miller (301) 815-6397



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                           WFASC Denomination Policy
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                                                                                     Minimum        Physical      Book Entry
Type and Description of Certificates                                              Denomination    Certificates   Certificates
                                                                                      (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000        Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)          Allowed         Allowed

Residual Certificates                                                                  (3)          Required      Not Allowed

All other types of Class A Certificates                                                (5)            (5)             (5)



Class B (Investment Grade)                                                          $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.